Transactions and Balances with Related Parties (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Transactions and Balances with Related Parties (Textual)
Equity based compensation (Related parties employed by the company)	$ 24	$ 11	$ 20
Equity based compensation (Directors not employed by the company)	47	11	$ 6
Provision bonus	88	$ 56
Provision for termination of employment	$ 158
Description of directors and officers liability insurance providing total coverage	The Company currently has directors' and officers' liability insurance providing total coverage of $5 million for the benefit of all of our directors and officers, in respect of which the Company is charged a twelve-month premium of $100 thousand, and which includes a deductible of up to $200,000 per claim, other than securities related claims filed in the U.S. or Canada, for which the deductible shall not exceed $750,000.